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                                                                EXHIBIT 10(p)(3)

     EQUIPMENT SCHEDULE NO. 05 dated as of May 21, 1999 (this "Schedule") between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC. ("Lessor"), and AUTOCAM CORPORATION, a Michigan corporation ("Lessee").

                                  INTRODUCTION:

     Lessor and Lessee have heretofore entered into that certain Master Equipment Lease Agreement dated as of July 10, 1995 (the "Master Lease"; the Master Lease and this Schedule are hereinafter collectively referred to as, this "Lease"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Master Lease. The Master Lease provides for the execution and delivery of a Schedule substantially in the form hereof for the purpose of confirming the acceptance and lease of the Equipment under this Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof and hereof.

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

EQUIPMENT & INVOICING TERMS

1 EQUIPMENT. Pursuant to the terms and conditions of this Lease, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment listed on Exhibit A attached hereto (the "Equipment"). The aggregate Total Cost of such Equipment is $586,647.51.

2 TERM. The Initial Term of this Lease with respect to the Equipment described on this Schedule shall commence on the date on which such Equipment is delivered to Lessee, and, unless earlier terminated as provided herein, shall expire on a date which is ninety six (96) months after the Rent Commencement Date (the "Initial Term Expiration Date").

3 RENT PAYMENT DATES; RENT. Lessee hereby agrees to pay Rent for the Equipment throughout the Initial Term in ninety six (96) consecutive monthly installments payable in arrears on the date which is one (1) month after the Rent Commencement Date and on the same day of each month thereafter (each, a "Rent Payment Date"). Each such installment of Rent shall be in an amount equal to $7,063.14. In addition, Lessee hereby agrees to pay Rent for the period commencing on the Interim Rent Commencement Date (as defined below) and ending on the day before the Rent Commencement Date in an amount equal to $235.44 per day, and agrees that, with respect to the Equipment described on this Schedule, the following modifications are hereby made to the Master Lease: (a) "Rent Commencement Date- shall mean, with respect to an Equipment Group, the first (1st) day of the first month following the date of the Certificate of Acceptance for such Equipment Group, (b) "Interim Rent Commencement Date" shall mean, with respect to an Equipment Group, the date of the Certificate of Acceptance for such Equipment Group, or such later date (prior to the Rent Commencement Date) as determined by Lessor in its sole discretion, (c) Section 6 of the Master Lease ("Ordering Equipment") is hereby amended to delete the term "Rent Commencement Date" and to substitute the term "Interim Rent Commencement Date" in its place and (d) Section 22(a)(9) of the Master Lease ("Events of Default; Remedies") is hereby amended to delete the term "Rent Commencement Date" and to substitute the phrase "Rent Commencement Date or Interim Rent Commencement Date, as the case may be," in its place.

4 EQUIPMENT LOCATION; BILLING ADDRESS. The Equipment described on this Schedule shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the following address: 1511 George Brown Drive, Marshall, MI 49068. The billing address of Lessee is as follows:
     AUTOCAM CORPORATION, 4070 East Paris Avenue, Kentwood, MI 49512.







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TRANSACTION TYPE TERMS

5   PURCHASE, RENEWAL AND OPTION TERMS.

(a) FMV. With respect to the Equipment described on this Schedule, Section 32 of the Master Lease ("Renewal and Purchase Options") is hereby deleted in its entirety and the following is substituted in its place:

    So long as no Default or Event of Default shall have occurred and be continuing and Lessee shall have given Lessor at least one hundred eighty
    (180) but not more than two hundred seventy (270) days prior written notice (the "Option Notice"), Lessee shall have the following purchase and renewal options at the expiration of the Initial Term, or any Renewal Term, to:

    (i) purchase all, but not less than all, Items of Equipment for a purchase price (the "Purchase Option Price") equal to the then Fair Market Sale Value thereof; (ii) renew this Lease on a month to month basis at the same Rent payable at the expiration of such Initial Term or Renewal Term, as the case may be; (iii) renew this Lease for a minimum period of not less than twelve
    (12) consecutive months at the then current Fair Market Rental Value; or
    (iv) return such Equipment to Lessor pursuant to, and in the condition required by, the Lease. If Lessee fails to give Lessor the Option Notice, Lessee shall be deemed to have chosen option (ii) above.

    Payment of the Purchase Option Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) during such Initial Term and Renewal Term shall be made on the last day of the Initial Term or Renewal Term, as the case may be, in immediately available funds against delivery of a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. LESSOR MAY SPECIFICALLY DISCLAIM ANY SUCH REPRESENTATIONS AND WARRANTIES.

(b) EARLY BUYOUT OPTION. So long as no Default or Event of Default shall have occurred and be continuing, Lessee shall have the option to purchase all, but not less than all, Items of Equipment on the date which is eighty four (84) months after the Rent Commencement Date (the "EBO Date") at a price (the "EBO Price") equal to thirty one and twenty five hundredths percent (31.25%) of the Total Cost of the Equipment, plus any applicable sales taxes. For Lessee to exercise its option hereunder, Lessee shall notify Lessor in writing of its desire to effect such option at least ninety (90) days (but not more than one hundred eighty (180) days) prior to the EBO Date. Such notice shall be irrevocable. The EBO Price represents the parties present best estimate of the fair market value of the Equipment on the EBO Date determined by using commercially reasonable methods which are standard in the industry. Payment of the EBO Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) on or before the EBO Date, shall be made on the EBO Date in immediately available funds. Thereafter, upon Lessee's written request, Lessor shall deliver to Lessee a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER. If Lessee shall fail to pay all amounts required to be paid under the Lease on the EBO Date, the Lease shall continue in full force and effect and Lessee agrees to reimburse Lessor for all reasonable costs, expenses and liabilities incurred in connection therewith.











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     6.   NATURE OF TRANSACTION; TRUE LEASE. (a) It is the express intent of the parties that this Lease constitute a true lease and not a sale of the Equipment Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. To the extent that Article 2A ("Article 2A") of the Uniform Commercial Code ("UCC") applies to the characterization of this Lease, the parties hereby agree that this Lease is a "Finance Lease" as defined therein. Lessee acknowledges: (i) that Lessee has selected the "Supplier" (as defined in the UCC) and has directed Lessor to purchase the Equipment from the Supplier in connection with this Lease, and (ii) that Lessee has been informed in writing in this Lease, before Lessee's execution of this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the Purchase Agreement, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. The filing of UCC financing statements pursuant to Section
          34 of the Master Lease is precautionary and shall not be deemed to have any effect on the characterization of this Lease. NOTWITHSTANDING THE FOREGOING, LESSOR HAS NOT MADE, AND HEREBY DISCLAIMS ANY ADVICE, REPRESENTATIONS, WARRANTIES AND COVENANTS, EITHER EXPRESSED OR
          IMPLIED, WITH RESPECT TO ANY LEGAL, ECONOMIC, ACCOUNTING, TAX OR OTHER EFFECTS OF THE LEASE AND THE TRANSACTION(S) CONTEMPLATED THEREBY, AND LESSEE HEREBY DISCLAIMS ANY RELIANCE ON ANY SUCH WARRANTIES,
          STATEMENTS OR REPRESENTATIONS MADE BY LESSOR WITH RESPECT THERETO.

     (b) Notwithstanding the express intent of Lessor and Lessee that this agreement constitute a true leage and not a sale of the Equipment, should a court of competent jurisdiction determine that this agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in the Equipment and all accessions, substitutions and replacements thereto and therefor, and proceeds (cash and non-cash), including, without limitation, insurance proceeds thereof (but without power of sale), to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee, now existing or hereafter created, to Lessee pursuant to this Lease or otherwise. In furtherance of the foregoing, Lessee shall execute and deliver to Lessor, to be filed at Lessee's expense, Uniform Commercial Code financing statements, statements of amendment and statements of continuation as reasonably may be required by Lessor to perfect and maintain perfected such security interest.

     (c) In the event that the Supplier erroneously invoices Lessee for the Equipment, Lessee agrees to forward said invoice to Lessor immediately. Lessee acknowledges that the Equipment is, and shall at all times remain, the property of Lessor, and that Lessee has no right, title or interest therein or thereto except as expressly set forth in this Lease.

     7. TAX INDEMNIFICATION. (a) Lessee acknowledges that Lessor has executed this Lease, and that the Rent payable by Lessee under this Lease has been computed, upon the assumptions that Lessor will (i) be entitled to depreciation or cost recovery deductions ("MACRS Deductions") for Federal income tax purposes under the Modified Accelerated Cost Recovery System provided for in Section 168 of the Internal Revenue Code of 1986, as amended (the "Code"), and depreciation or cost recovery deductions ("State Depreciation Deductions") for state income tax purposes for the Equipment Location, in each case on the basis that (1) each Item of Equipment constitutes 7-year property" within the meaning of Section 168(e) of the Code, (2) the initial tax basis for each Item of Equipment will be equal to the Total Cost, (3) deductions for each Item of Equipment will be computed by using the method specified in Section 168(b)(1) of the Code over the 7-year recovery period described in Section 168(c) of the Code, and (4) the applicable convention for each Item of Equipment under Section 168(d) of the Code is the half-year convention; (ii) be entitled to deductions for Federal income tax purposes (available in the manner and as provided by Section 163 of the Code) for interest payable with respect to any indebtedness incurred by Lessor in connection with any financing by Lessor of any portion of the Total Cost of each Item of Equipment ("Interest Deductions"); and (iii) be subject to tax for each year at a composite Federal and New York corporate income tax rate equal to the then highest marginal rate for corporations provided for under the Code and the laws of New York (the "Highest Marginal Tax Rate"). The MACRS Deductions, State Depreciation Deductions and Interest Deductions are hereinafter collectively referred to as the "Tax Benefits".





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     (b) Lessee represents and warrants to Lessor that (i) each Item of
Equipment constitutes 7-year property" within the meaning of Section 168(e) of the Code, (ii) Lessee shall not attempt to claim such Tax Benefits, (ift) at and after the time of delivery of the Equipment to Lessee pursuant to this Lease the Lessee shall not claim any ownership or title in and to the Equipment, and (iv) Lessee has not, and will not, at any time after such delivery throughout the Term of this Lease, take any action or omit to take any action (whether or not the same is permitted or required hereunder) which will result in the loss by Lessor of all or any part of such Tax Benefits.

     (c) If, as a result of any act, omission or misrepresentation of Lessee,
(x) the Tax Benefits are lost, disallowed, deferred, eliminated, reduced, recaptured, compromised or otherwise unavailable to Lessor, (y) for Federal, foreign, state or local income tax purposes, any item of income, loss or deduction with respect to any Item of Equipment is treated as derived from, or allocable to, sources outside the United States, or (z) there shall be included in the gross income of Lessor for Federal, state or local income tax purposes any amount on account of any addition, modification, substitution or improvement to or in respect of any Item of Equipment made or paid for by Lessee (any of the foregoing being hereinafter a "Tax Loss"), then, within thirty (30) days of Lessee's receipt of written notice from Lessor that such a Tax Loss has occurred, Lessee shall pay to Lessor an amount which, after deduction therefrom of all taxes to be paid in respect of the receipt thereof, will enable Lessor to receive the same Net Economic Return (as hereinafter defined) that Lessor would have realized on this Lease had such Tax Loss (together with any interest, penalties or additions to tax) not occurred. Any event which, by the terms of this Lease, requires payment by Lessee to Lessor of the Stipulated Loss Value of the Equipment shall not constitute the act of Lessee for purpose of the foregoing sentence.

     (d) As used in this Section, the term "Net Economic Return" shall mean Lessor's net after-tax yield, aggregate after-tax cash flow and return on assets, based on (i) the assumptions used by Lessor in originally calculating Rent and Stipulated Loss Value percentages, including the assumptions set forth above (as such assumptions may have been revised pursuant to the last sentence of this subsection) and (ii) the Highest Marginal Tax Rate actually in effect during each year from the date of such original calculations to the date of such Tax Loss, both dates inclusive. In the event Lessor shall suffer a Tax Loss with respect to which Lessee is required to pay an indemnity hereunder, and the full amount of such indemnity has been paid or provided for hereunder, the aforesaid assumptions, without further act of the parties hereto, shall thereupon be and be deemed to be amended, if and to the extent appropriate, to reflect such Tax Loss.

     (e) For purposes of this Section, the term "Lessor" shall include the entity or entities, if any, with which Lessor consolidates any tax return. Lessee acknowledges that it has neither sought nor received tax advice from Lessor as to the availability to Lessee of any tax benefits with respect to the Equipment. All of Lessor's rights and privileges arising from the indemnities contained in this Lease will survive the expiration or other termination or cancellation of this Lease. Such indemnities are expressly made for the benefit of, and are enforceable by, Lessor and its successors and assigns.

     8. STIPULATED LOSS VALUE, DISCOUNT RATE. (a) The Stipulated Loss Values applicable to the Equipment and this Lease are as set forth on a supplement (the "Stipulated Loss Value Supplement") prepared by Lessor.

     (b) Any provision of this Lease to the contrary notwithstanding, all present value calculations to be made with respect to the Equipment described on this Schedule shall be made using a discount rate equal to three percent (3%).

     9. PERSONAL PROPERTY TAX. Unless otherwise directed in writing by Lessor or required by Applicable Law, Lessee will not list itself as owner of any Item of Equipment for property tax purposes. Upon receipt by Lessee of any property tax bill pertaining to such Item of Equipment from the appropriate taxing authority, Lessee will promptly forward such property tax bill to Lessor. Upon receipt by Lessor of any such property tax bill (whether from Lessee or directly from the taxing authority), Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

     10. MODIFICATIONS TO MASTER LEASE. With respect to the Equipment described on this Schedule, the Master Lease shall be modified as follows:

     (a) Section 31 of the Master Lease ("Representations and Warranties of Lessee"), is hereby amended by adding the following additional representation:


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     Lessee has conducted a comprehensive review and assessment of the Lessee's computer applications and made inquiry of the Lessee's key suppliers, vendors and customers with respect to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and based on that review and inquiry, the Lessee does not believe the year 2000 problem will result in a material adverse change in the Lessee's business condition (financial or otherwise), operations, properties or prospects, or ability to perform the obligations of Lessee under this Lease.

Conforming Modifications. With respect to the Equipment described on this Schedule, the Master Lease shall be modified as follows:

     (b) (1) The definitions of "Equipment" and "Term" in Section 4 of the Master Lease ("Definitions") are hereby deleted in their entirety and the following definitions are substituted in their place:

     "Equipment " shall mean an item or items of personal property designated from time to time by Lessee which are described on an Equipment Schedule and which are being or will be leased by Lessee pursuant to a Lease, together with all replacement parts, additions and accessories incorporated therein or affixed thereto including, without limitation, any software that is a component or integral part of, or is included or used in connection with, any Item of Equipment, but with respect to such software, only to the extent of Lessor's interest therein, if any. "Term" shall mean the Initial Term or any Renewal Term, each as defined in Section 8 hereof, and any Extended Lease Term or Interim Term as defined in an Equipment Schedule.

     (c) The following shall be inserted as the penultimate sentence of Section 11 of the Master Lease ("Use; Alterations"):

     All such alterations, additions, modifications or improvements shall immediately, and without further act, be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder.

     (d) The following shall be inserted as the penultimate sentence of Section 12 of the Master Lease ("Repairs and Maintenance"):

     Upon installation, attachment or incorporation in, on or into such Item of Equipment, such replacement part shall immediately, and without further act, be deemed to constitute an Item of Equipment and be fully subject to this Lease as if originally leased hereunder.

     (e) Section 22 of the Master Lease ("Events of Default") is hereby amended as follows:

     (i) with respect to Section 22(a), the term "Event of Default" shall also mean any of the following which are hereby added as new subparts: (10) Lessee merges or consolidates with any other corporation or entity, or sells, leases or disposes of all or substantially all of its assets without the prior written consent of Lessor; (11) a change in control occurs in Lessee or any Guarantor; or (12) the death or dissolution of Lessee or any Guarantor;
     (ii) with respect to Section 22(b)(4), the word "terminate" is hereby deleted and the words "cancel or terminate" are hereby substituted in its place;
     (iii) with respect to Section 22(b)(5), the existing section is hereby deleted in its entirety and the following is substituted in its place:

         (5) demand that Lessee, and Lessee shall, upon written demand of Lessor and at Lessee's expense forthwith return all Items of Equipment to Lessor in the manner and condition required by Section 13 hereof, provided, however, that Lessee shall remain and be liable to Lessor for any amounts provided for herein or other damages resulting from the Equipment not being in the condition required by Section 12 hereof, and otherwise in accordance with all of the provisions of this Lease, except those provisions relating to periods of notice;

     (iv) with respect to Section 22(b)(6), the word "termination" is hereby deleted and the words "cancellation or termination" are hereby substituted in its place; and
     (v) Beginning with Section 22(b)(7) inclusive, the remainder of Section 22(b) is hereby deleted in its entirety and the



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     following is substituted in its place:

     (7) by written notice to Lessee specifying a payment date (the "Remedy Date") demand that Lessee forthwith return all Items of Equipment to Lessor in the manner and condition required by Section 22(b)(5) hereof and, in addition, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Remedy Date, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due prior to the Remedy Date plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Default Rate from the Remedy Date to the date of actual payment): (i) an amount, with respect to an Item of Equipment, equal to the Rent payable for such Item of Equipment for the remainder of the then current Term thereof, after discounting such Rent to present worth as of the Remedy Date on the basis of a per annum rate of discount equal to three percent (3%) from the respective dates upon which such Rent would have been paid had this Lease not been canceled or terminated; or (ii) the Stipulated Loss Value, computed as of the Remedy Date or, if the Remedy Date is not a Rent Payment Date, the Rent Payment Date next following the Remedy Date (provided, however, that, with respect to any proceeds actually received by Lessor for any Item of Equipment returned to or repossessed by Lessor, Lessor agrees that it shall first apply such proceeds to satisfy Lessee's obligation to pay the Stipulated Loss Value or, if Lessor has received payment in full of the Stipulated Loss Value from Lessee, Lessor shall remit such proceeds to Lessee (after first deducting any Lessor Expense) up to the amount of the Stipulated Loss Value; (8) cause Lessee, at its expense, to promptly assemble any and all Items of Equipment and return the same to Lessor at such place as Lessor may designate in writing; and (9) exercise any other right or remedy available to Lessor under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies, and for reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto. If an Event of Default occurs, Lessee hereby agrees that ten (10) days prior notice to Lessee of (A) any public sale or (B) the time after which a private sale may be negotiated shall be conclusively deemed reasonable and, to the extent permitted by Applicable Law, Lessee waives all rights and defenses with respect to such disposition of the Equipment. None of Lessor's rights or remedies hereunder are intended to be exclusive of, but each shall be cumulative and in addition to any other right or remedy referred to hereunder or otherwise available to Lessor at laiv or in equity, and no express or implied waiver by Lessor of any Event of Default shall constitute a waiver of any other Event of Default or a waiver of any of Lessor's rights.

MISCELLANEOUS TERMS & CONDITIONS

     11. ADDITIONAL MAINTENANCE REQUIREMENTS. Section 13 of the Lease ("Return of Equipment") shall be deleted in its entirety and the following substituted in its place:

     13. Return of Equipment. (a) Upon the expiration of the Term of any Lease or upon demand by Lessor pursuant to Section 22 hereof, Lessee, at its sole expense, shall return all of the Equipment leased under the Lease by delivering it in a manner consistent with the manufacturer's recommendations and practices to such place or on board such carrier (packed properly and in accordance with the manufacturer's instructions) as Lessor shall specify. Lessee agrees that the Equipment, when returned, shall be free and clear of all Liens, and in the same condition as when delivered to Lessee, reasonable wear and tear excepted. Reasonable wear and tear shall mean that each item of the Equipment has been maintained by Lessee in "Average Saleable Condition" (as hereinafter defined) and that all components of the Equipment have been properly serviced, following the manufacturer's written operating and servicing procedures, such that the Equipment is eligible for a manufacturer's standard, full service maintenance contract without Lessor's incurring any expense to repair or rehabilitate the Equipment. If, in the opinion of Lessor, any item of the Equipment fails to meet the standards set forth in this Section 13, Lessee agrees to pay on demand all costs and expenses incurred in connection with repairing the Equipment, restoring it to such condition so as to meet such standards and assembling and delivering such Item of Equipment pursuant to Lessor's instructions. If Lessee fails to return any Item of Equipment as required hereunder, then, all of Lessee's obligations under this Lease (including, without limitation, Lessee's obligation to pay Rent for such Item of Equipment at the rental then applicable under this Lease) shall continue in full force and effect until such Item of Equipment shall have been returned in the condition required hereunder.

(b) Lessee shall give Lessor at least one hundred eighty (180) but not more than two hundred seventy (270) days written notice that Lessee is returning the Equipment as provided for above (the "Return Notice") and shall include with such notice, all of the following:



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     (i)      a detailed inventory of all components of the Equipment including without limitation all of the model and serial numbers of any components;
     (ii) a complete set of current and up to date service and operating manuals for each Item of Equipment;
     (iii) a complete set of current and up to date maintenance logs and other appropriate documentation detailing the Equipment's then current configuration (including a description of all replacements and additions thereto made during the Term of the Lease) and all operating requirements and technical data regarding the setup, use and operation of the Equipment;
     (iv) an in-depth field service report (the "Report") detailing the results of an inspection conducted by a representative of the manufacturer or a qualified equipment maintenance provider acceptable to Lessor certifying that the Equipment has been properly inspected, examined, tested and is operating within the manufacturer's specification and addressing, at a minimum the following areas:
        (A)   comprehensive physical inspection;
        (B)   testing of all material and workmanship of the Equipment; and
        (C) conformation of all Equipment operations to Applicable Law and confirming that the Equipment is otherwise in Average Saleable Condition (as hereinafter defined).
     If the Report discloses that any of the material, workmanship or Equipment does not meet or, does not operate within, the manufacturer's specifications or any Applicable Law, Lessee shall, at its sole expense, take all necessary corrective measures and submit a second Report from the same inspector evidencing that the Equipment has been brought into conformity with the manufacturer's specifications and Applicable Law.

(c) "Average Saleable Condition" shall mean that all of the following minimum standards have been met:

Machine Tool Equipment

     (i) The Equipment has been or will be disassembled according to manufacturer's recommendations and by a licensed rigger/erector specializing in the Equipment, with any transportation devices, such as metal skids, lifting slings, and brackets which were with the machine when it originally arrived, included, and, in addition, all proper blueprinting, mapping, tagging and labeling of each individual part including cables, electrical apparatus and wires have been included, all process fluids and/or any hazardous materials have been removed from the Equipment and disposed of in accordance with Applicable Law.
     (ii) All manuals, maintenance records, log books, plans, drawings and schematics, inspection and overhaul records, operating requirements or other materials pertinent to the Equipment's operation, maintenance, assembly and disassembly have been assembled and are ready to be returned to Lessor.
     (iii) There is no structural or mechanical damage, and all frames, structural members, accessories and attachments are structurally sound without breaks or cracks and in compliance with all federal, state, local and other regulatory requirements.
     (iv) The Equipment is able to perform its required tasks effectively without repair including but not limited to electronic, electrical and mechanical controls, pumps, motors, belts, hoses, pins, bushings, measuring devices, screws, barrels, ways, rams, and clamps, and is operational and in compliance with all Applicable Law and is within manufacturer's design performance characteristics and tolerances.
     (v) The Equipment is clean and rust free, and sumps and tanks are clean and dry.
     (vi) Equipment with predictable or scheduled replacements or overhaul fives has not less than 50% useful life remaining before the next such replacement, overhaul, recalibration or rebuild.
     (vii) All major components and all wear points, including, but not limited to electronic and mechanical controls and pumps, motors, belts, hoses, pins, bushings, measuring devices, screws, barrels, ways, cams, clamps and supports, are within manufacturer's design performance characteristics and tolerances and are capable of performing as originally intended by the manufacturer and in a safe manner.
     (viii) The Equipment is complete, with no missing components or attachments.
     (ix) The Equipment has been lubricated according to the maintenance manual and/or lubrication schedule recommended by the manufacturer, and written records of the lubrication service have been kept, dated, and signed by the appropriate authority.
     (x) All internal fluids, such as lube oil and hydraulic oil, have been filled to operating levels, all filler caps have been secured and all disconnected hoses have been sealed to avoid accidental spillage.

(d) In addition to all other rights of Lessor under the Lease, Lessor shall have the right to attempt to resell or auction the

Equipment from Lessee's facility with the Lessee's full cooperation and assistance, for a period commencing with Lessor's receipt of the Return Notice and ending one hundred eighty (180) days after the Initial Term Expiration Date. Lessee agrees to pay the reasonable costs and expenses of such sale or auction (and all storage prior thereto), and agrees that the Equipment shall remain capable of operation during this period. Lessee shall provide adequate electrical power, lighting, heat, water and all other requirements sufficient to allow for normal maintenance and for demonstrations of the Equipment to any potential buyer.

     12. GOVERNING LAW. This Schedule is being delivered in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance without giving effect to any choice of law or conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     13. COUNTERPARTS. This Schedule may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

     14. MORE THAN ONE LESSEE. If more than one person or entity executes this Schedule, or any other Lease Documents executed in connection herewith, as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shall apply both individually and jointly.

     15. RELATIONSHIP TO MASTER LEASE; FURTHER ASSURANCES. This Schedule shall be construed in connection with and as part of this Lease, and all terms contained in the Master Lease are hereby incorporated herein by reference with the same force and effect as if such terms were fully stated herein. By execution of this Schedule, Lessee and Lessor reaffirm all terms of the Master Lease except as they may be modified hereby. To the extent that any of the terms of this Schedule are contrary to or inconsistent with any terms of the Master Lease, the terms of this Schedule shall govern. LESSEE HEREBY CERTIFIES TO LESSOR THAT THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE IN THE MASTER LEASE (INCLUDING, WITHOUT LIMITATION, SECTION 31 THEREOF) ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS SCHEDULE WITH THE SAME EFFECT AS THOUGH MADE ON AND AS OF SUCH DATE. Lessee shall take such additional actions and execute and deliver such additional documents as Lessor shall deem necessary from time to time to effectuate the terms of this Lease.

     16. POWER OF ATTORNEY. LESSEE HEREBY APPOINTS LESSOR OR ITS ASSIGNEE AS ITS TRUE AND LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF LESSEE ALL UCC FINANCING STATEMENTS WHICH IN LESSOR'S SOLE DISCRETION ARE NECESSARY OR PROPER TO SECURE LESSOR'S INTEREST IN THE EQUIPMENT IN ALL APPLICABLE JURISDICTIONS. Lessee hereby ratifies, to the extent permitted by law, all that Lessor shall lawfully and in good faith do or cause to be done by reason of and in compliance with this paragraph.

IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly executed and delivered on the day and year first above written.

LESSOR:                                         LESSEE:

KEYCORP LEASING,                                AUTOCAM CORPORATION
A DIVISION OF KEY CORPORATE CAPITAL INC.



By: /s/ Linda L. Huff                           By: /s/ Warren A. Veltman
Name:   Linda L. Huff                           Name: Warren A. Veltman
Title:  Vice President                          Title: Chief Financial Officer

COUNTERPART NO. 1 OF 1 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

                                    Exhibit A

                              EQUIPMENT DESCRIPTION

LESSOR:     KEYCORP LEASING,
            A DIVISION OF KEY CORPORATE CAPITAL INC.

LESSEE:     AUTOCAM CORPORATION

LEASE:      Equipment Schedule No. 05 dated as of May 21, 1999 to
            Master Equipment Lease Agreement Dated as of July 10, 1995

VENDOR:     SUGINO CORP.
            1700 PENNY LANE
            SCHAUMBURG, IL 60173

QUANTITY:   DESCRIPTION:                          SERIAL NO.        INVOICE NO.
---------   ------------                          ----------        -----------

2           JFC-V622 GMTE JET FLEX CENTER                           963678

     EQUIPMENT SCHEDULE NO. 06 dated as of August 23, 1999 (this "Schedule") between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC. ("Lessor"), and AUTOCAM CORPORATION, a Michigan corporation ("Lessee").

                                  INTRODUCTION:

     Lessor and Lessee have heretofore entered into that certain Master Equipment Lease Agreement dated as of July 10, 1995 (the "Master Lease"; the Master Lease and this Schedule are hereinafter collectively referred to as, this "Lease"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Master Lease. The Master Lease provides for the execution and delivery of a Schedule substantially in the form hereof for the purpose of confirming the acceptance and lease of the Equipment under this Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof and hereof.

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

EQUIPMENT & INVOICING TERMS

1 EQUIPMENT. Pursuant to the terms and conditions of this Lease, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment listed on Exhibit A attached hereto (the "Equipment"). The aggregate Total Cost of such Equipment is $1,599,227.48.

2 TERM. The Initial Term of this Lease with respect to the Equipment described on this Schedule shall commence on the date on which such Equipment is delivered to Lessee, and, unless earlier terminated as provided herein, shall expire on a date which is ninety six (96) months after the Rent Commencement Date (the "Initial Term Expiration Date").

3 RENT PAYMENT DATES; RENT. Lessee hereby agrees to pay Rent for the Equipment throughout the Initial Term in ninety six (96) consecutive monthly installments payable in arrears on the date which is one (1) month after the Rent Commencement Date and on the same day of each month thereafter (each, a "Rent Payment Date"). Each such installment of Rent shall be in an amount equal to $19,941.05. In addition, Lessee hereby agrees to pay Rent for the period commencing on the Interim Rent Commencement Date (as defined below) and ending on the day before the Rent Commencement Date in an amount equal to $664.71 per day, and agrees that, with respect to the Equipment described on this Schedule, the following modifications are hereby made to the Master Lease: (a) "Rent Commencement Date- shall mean, with respect to an Equipment Group, the first (1st) day of the first month following the date of the Certificate of Acceptance for such Equipment Group, (b) "Interim Rent Commencement Date" shall mean, with respect to an Equipment Group, the date of the Certificate of Acceptance for such Equipment Group, or such later date (prior to the Rent Commencement Date) as determined by Lessor in its sole discretion, (c)
     Section 6 of the Master Lease ("Ordering Equipment") is hereby amended to delete the term "Rent Commencement Date" and to substitute the term "Interim Rent Commencement Date" in its place and (d) Section 22(a)(9) of the Master Lease ("Events of Default; Remedies") is hereby amended to delete the term "Rent Commencement Date" and to substitute the phrase "Rent Commencement Date or Interim Rent Commencement Date, as the case may be," in its place.

4 EQUIPMENT LOCATION; BILLING ADDRESS. The Equipment described on this Schedule shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the following address: 4070 East Paris Avenue, Kentwood, MI 49512. The billing address of Lessee is as follows:
     AUTOCAM CORPORATION, 4070 East Paris Avenue, Kentwood, MI 49512.

TRANSACTION TYPE TERMS

5    PURCHASE, RENEWAL AND OPTION TERMS.

(a) FMV. With respect to the Equipment described on this Schedule, Section 32 of the Master Lease ("Renewal and Purchase

Options") is hereby deleted in its entirety and the following is substituted in its place:
     So long as no Default or Event of Default shall have occurred and be continuing and Lessee shall have given Lessor at least one hundred eighty
     (180) but not more than two hundred seventy (270) days prior written notice (the "Option Notice"), Lessee shall have the following purchase and renewal options at the expiration of the Initial Term, or any Renewal Term, to:

     (i) purchase all, but not less than all, Items of Equipment for a purchase price (the "Purchase Option Price") equal to the then Fair Market Sale Value thereof; (ii) renew this Lease on a month to month basis at the same Rent payable at the expiration of such Initial Term or Renewal Term, as the case may be; (iii) renew this Lease for a minimum period of not less than twelve (12) consecutive months at the then current Fair Market Rental Value; or (iv) return such Equipment to Lessor pursuant to, and in the condition required by, the Lease. If Lessee fails to give Lessor the Option Notice, Lessee shall be deemed to have chosen option (ii) above.

     Payment of the Purchase Option Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) during such Initial Term and Renewal Term shall be made on the last day of the Initial Term or Renewal Term, as the case may be, in immediately available funds against delivery of a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. LESSOR MAY SPECIFICALLY DISCLAIM ANY SUCH REPRESENTATIONS AND WARRANTIES.

(b) Early Buyout Option. So long as no Default or Event of Default shall have occurred and be continuing, Lessee shall have the option to purchase all, but not less than all, Items of Equipment on the date which is eighty four (84) months after the Rent Commencement Date (the "EBO Date") at a price (the "EBO Price") equal to thirty one and fifty one hundredths percent (31.51%) of the Total Cost of the Equipment, plus any applicable sales taxes. For Lessee to exercise its option hereunder, Lessee shall notify Lessor in writing of its desire to effect such option at least ninety (90) days (but not more than one hundred eighty (180) days) prior to the EBO Date. Such notice shall be irrevocable. The EBO Price represents the parties present best estimate of the fair market value of the Equipment on the EBO Date determined by using commercially reasonable methods which are standard in the industry. Payment of the EBO Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) on or before the EBO Date, shall be made on the EBO Date in immediately available funds. Thereafter, upon Lessee's written request, Lessor shall deliver to Lessee a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER. If Lessee shall fail to pay all amounts required to be paid under the Lease on the EBO Date, the Lease shall continue in full force and effect and Lessee agrees to reimburse Lessor for all reasonable costs, expenses and liabilities incurred in connection therewith.

     6. NATURE OF TRANSACTION; TRUE LEASE. (a) It is the express intent of the parties that this Lease constitute a true lease and not a sale of the Equipment Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. To the extent that Article 2A ("Article 2A") of the Uniform Commercial Code ("UCC") applies to the characterization of this Lease, the parties hereby agree that this Lease is a "Finance Lease" as defined therein. Lessee acknowledges: (i) that Lessee has selected the "Supplier" (as defined in the UCC) and has directed Lessor to purchase the Equipment from the Supplier in connection with this Lease, and (ii) that Lessee has been informed in writing in this Lease, before Lessee's execution of this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the Purchase Agreement, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. The filing of UCC financing statements pursuant to Section 34 of the Master Lease is precautionary and shall not be deemed to have any effect on the characterization of this Lease. NOTWITHSTANDING THE FOREGOING, LESSOR HAS NOT MADE, AND HEREBY DISCLAIMS ANY ADVICE, REPRESENTATIONS, WARRANTIES AND COVENANTS, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO ANY LEGAL, ECONOMIC, ACCOUNTING, TAX OR OTHER EFFECTS OF THE LEASE AND THE TRANSACTION(S) CONTEMPLATED THEREBY, AND LESSEE HEREBY DISCLAIMS ANY RELIANCE ON ANY SUCH

         WARRANTIES, STATEMENTS OR REPRESENTATIONS MADE BY LESSOR WITH RESPECT THERETO.

     (b) Notwithstanding the express intent of Lessor and Lessee that this agreement constitute a true leage and not a sale of the Equipment, should a court of competent jurisdiction determine that this agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in the Equipment and all accessions, substitutions and replacements thereto and therefor, and proceeds (cash and non-cash), including, without limitation, insurance proceeds thereof (but without power of sale), to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee, now existing or hereafter created, to Lessee pursuant to this Lease or otherwise. In furtherance of the foregoing, Lessee shall execute and deliver to Lessor, to be filed at Lessee's expense, Uniform Commercial Code financing statements, statements of amendment and statements of continuation as reasonably may be required by Lessor to perfect and maintain perfected such security interest.

     (c) In the event that the Supplier erroneously invoices Lessee for the Equipment, Lessee agrees to forward said invoice to Lessor immediately. Lessee acknowledges that the Equipment is, and shall at all times remain, the property of Lessor, and that Lessee has no right, title or interest therein or thereto except as expressly set forth in this Lease.

     7. TAX INDEMNIFICATION. (a) Lessee acknowledges that Lessor has executed this Lease, and that the Rent payable by Lessee under this Lease has been computed, upon the assumptions that Lessor will (i) be entitled to depreciation or cost recovery deductions ("MACRS Deductions") for Federal income tax purposes under the Modified Accelerated Cost Recovery System provided for in Section 168 of the Internal Revenue Code of 1986, as amended (the "Code"), and depreciation or cost recovery deductions ("State Depreciation Deductions") for state income tax purposes for the Equipment Location, in each case on the basis that (1) each Item of Equipment constitutes 7-year property" within the meaning of Section 168(e) of the Code, (2) the initial tax basis for each Item of Equipment will be equal to the Total Cost, (3) deductions for each Item of Equipment will be computed by using the method specified in Section 168(b)(1) of the Code over the 7-year recovery period described in Section 168(c) of the Code, and (4) the applicable convention for each Item of Equipment under Section 168(d) of the Code is the half-year convention; (ii) be entitled to deductions for Federal income tax purposes (available in the manner and as provided by Section 163 of the Code) for interest payable with respect to any indebtedness incurred by Lessor in connection with any financing by Lessor of any portion of the Total Cost of each Item of Equipment ("Interest Deductions"); and (iii) be subject to tax for each year at a composite Federal and New York corporate income tax rate equal to the then highest marginal rate for corporations provided for under the Code and the laws of New York (the "Highest Marginal Tax Rate"). The MACRS Deductions, State Depreciation Deductions and Interest Deductions are hereinafter collectively referred to as the "Tax Benefits".

     (b) Lessee represents and warrants to Lessor that (i) each Item of Equipment constitutes 7-year property" within the meaning of Section 168(e) of the Code, (ii) Lessee shall not attempt to claim such Tax Benefits, (ift) at and after the time of delivery of the Equipment to Lessee pursuant to this Lease the Lessee shall not claim any ownership or title in and to the Equipment, and (iv) Lessee has not, and will not, at any time after such delivery throughout the Term of this Lease, take any action or omit to take any action (whether or not the same is permitted or required hereunder) which will result in the loss by Lessor of all or any part of such Tax Benefits.

     (c) If, as a result of any act, omission or misrepresentation of Lessee,
(x) the Tax Benefits are lost, disallowed, deferred, eliminated, reduced, recaptured, compromised or otherwise unavailable to Lessor, (y) for Federal, foreign, state or local income tax purposes, any item of income, loss or deduction with respect to any Item of Equipment is treated as derived from, or allocable to, sources outside the United States, or (z) there shall be included in the gross income of Lessor for Federal, state or local income tax purposes any amount on account of any addition, modification, substitution or improvement to or in respect of any Item of Equipment made or paid for by Lessee (any of the foregoing being hereinafter a "Tax Loss"), then, within thirty (30) days of Lessee's receipt of written notice from Lessor that such a Tax Loss has occurred, Lessee shall pay to Lessor an amount which, after deduction therefrom of all taxes to be paid in respect of the receipt thereof, will enable Lessor to receive the same Net Economic Return (as hereinafter defined) that Lessor would have realized on this Lease had such Tax Loss (together with any interest, penalties or additions to tax) not occurred. Any event which, by the terms of this Lease, requires payment by Lessee to Lessor of the Stipulated Loss Value of the Equipment shall not constitute the act of Lessee for purpose of the foregoing sentence.

     (d) As used in this Section, the term "Net Economic Return" shall mean Lessor's net after-tax yield, aggregate after-tax cash flow and return on assets, based on (i) the assumptions used by Lessor in originally calculating Rent and Stipulated Loss Value percentages, including the assumptions set forth above (as such assumptions may have been revised pursuant to the last sentence of this subsection) and (ii) the Highest Marginal Tax Rate actually in effect during each year from the date of such original calculations to the date of such Tax Loss, both dates inclusive. In the event Lessor shall suffer a Tax Loss with respect to which Lessee is required to pay an indemnity hereunder, and the full amount of such indemnity has been paid or provided for hereunder, the aforesaid assumptions, without further act of the parties hereto, shall thereupon be and be deemed to be amended, if and to the extent appropriate, to reflect such Tax Loss.

     (e) For purposes of this Section, the term "Lessor" shall include the entity or entities, if any, with which Lessor consolidates any tax return. Lessee acknowledges that it has neither sought nor received tax advice from Lessor as to the availability to Lessee of any tax benefits with respect to the Equipment. All of Lessor's rights and privileges arising from the indemnities contained in this Lease will survive the expiration or other termination or cancellation of this Lease. Such indemnities are expressly made for the benefit of, and are enforceable by, Lessor and its successors and assigns.

     8. STIPULATED LOSS VALUE, DISCOUNT RATE. (a) The Stipulated Loss Values applicable to the Equipment and this Lease are as set forth on a supplement (the "Stipulated Loss Value Supplement") prepared by Lessor.

     (b) Any provision of this Lease to the contrary notwithstanding, all present value calculations to be made with respect to the Equipment described on this Schedule shall be made using a discount rate equal to three percent (3%).

     9. PERSONAL PROPERTY TAX. Unless otherwise directed in writing by Lessor or required by Applicable Law, Lessee will not list itself as owner of any Item of Equipment for property tax purposes. Upon receipt by Lessee of any property tax bill pertaining to such Item of Equipment from the appropriate taxing authority, Lessee will promptly forward such property tax bill to Lessor. Upon receipt by Lessor of any such property tax bill (whether from Lessee or directly from the taxing authority), Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

     10. MODIFICATIONS TO MASTER LEASE. With respect to the Equipment described on this Schedule, the Master Lease shall be modified as follows:

     (a) Section 31 of the Master Lease ("Representations and Warranties of Lessee"), is hereby amended by adding the following additional representation:

     Lessee has conducted a comprehensive review and assessment of the Lessee's computer applications and made inquiry of the Lessee's key suppliers, vendors and customers with respect to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and based on that review and inquiry, the Lessee does not believe the year 2000 problem wffl result in a material adverse change in the Lessee's business condition (financial or otherwise), operations, properties or prospects, or ability to perform the obligations of Lessee under this Lease.

Conforming Modifications. With respect to the Equipment described on this Schedule, the Master Lease shall be modified as follows:

     (b) (1) The definitions of "Equipment" and "Term" in Section 4 of the Master Lease ("Definitions") are hereby deleted in their entirety and the following definitions are substituted in their place:

     "Equipment " shall mean an item or items of personal property designated from time to time by Lessee which are described on an Equipment Schedule and which are being or will be leased by Lessee pursuant to a Lease, together with all replacement parts, additions and accessories incorporated therein or affixed thereto including, without limitation, any software that is a component or integral part of, or is included or used in connection with, any Item of Equipment, but with respect to such software, only to the extent of Lessor's interest therein, if any.

"Term" shall mean the Initial Term or any Renewal Term, each as defined in
Section 8 hereof, and any Extended Lease Term or Interim Term as defined in an Equipment Schedule.

         (2) All references to the defined term "Late Payment Rate" shall be deemed to be references to the term "Default Rate", and the term "Default Rate" shall mean an annual interest rate equal to the lesser of 18% or the maximum interest rate permitted by Applicable Law.

     (c) The following shall be inserted as the penultimate sentence of Section 11 of the Master Lease ("Use; Alterations"):

     All such alterations, additions, modifications or improvements shall immediately, and without further act, be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder.

     (d) The following shall be inserted as the penultimate sentence of Section 12 of the Master Lease ("Repairs and Maintenance"):

     Upon installation, attachment or incorporation in, on or into such Item of Equipment, such replacement part shall immediately, and without further act, be deemed to constitute an Item of Equipment and be fully subject to this Lease as if originally leased hereunder.

     (e) Section 22 of the Master Lease ("Events of Default") is hereby amended as follows:

     (i) with respect to Section 22(a), the term "Event of Default" shall also mean any of the following which are hereby added as new subparts: (10) Lessee merges or consolidates with any other corporation or entity, or sells, leases or disposes of all or substantially all of its assets without the prior written consent of Lessor; (11) a change in control occurs in Lessee or any Guarantor; or (12) the death or dissolution of Lessee or any Guarantor;
     (ii) with respect to Section 22(b)(4), the word "terminate" is hereby deleted and the words "cancel or terminate" are hereby substituted in its place;
     (iii) with respect to Section 22(b)(5), the existing section is hereby deleted in its entirety and the following is substituted in its place:

         (5) demand that Lessee, and Lessee shall, upon written demand of Lessor and at Lessee's expense forthwith return all Items of Equipment to Lessor in the manner and condition required by Section 13 hereof, provided, however, that Lessee shall remain and be liable to Lessor for any amounts provided for herein or other damages resulting from the Equipment not being in the condition required by Section 12 hereof, and otherwise in accordance with all of the provisions of this Lease, except those provisions relating to periods of notice;

     (iv) with respect to Section 22(b)(6), the word "termination" is hereby deleted and the words "cancellation or termination" are hereby substituted in its place; and
     (v) Beginning with Section 22(b)(7) inclusive, the remainder of Section 22(b) is hereby deleted in its entirety and the following is substituted in its place:

     (7) by written notice to Lessee specifying a payment date (the "Remedy Date") demand that Lessee forthwith return all Items of Equipment to Lessor in the manner and condition required by Section 22(b)(5) hereof and, in addition, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Remedy Date, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due prior to the Remedy Date plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Default Rate from the Remedy Date to the date of actual payment): (i) an amount, with respect to an Item of Equipment, equal to the Rent payable for such Item of Equipment for the remainder of the then current Term thereof, after discounting such Rent to present worth as of the Remedy Date on the basis of a per annum rate of discount equal to three percent (3%) from the respective dates upon which such Rent would have been paid had this Lease not been canceled or terminated; or (ii) the Stipulated Loss Value, computed as of the Remedy Date or, if the Remedy Date is not a Rent Payment Date, the Rent Payment Date next following the Remedy Date (provided, however, that, with respect to any proceeds actually received by Lessor for any Item of Equipment returned to or repossessed by Lessor, Lessor agrees that it shall first apply such proceeds to satisfy Lessee's obligation to pay the Stipulated Loss Value or, if Lessor has received payment in full of the Stipulated Loss Value from Lessee, Lessor shall remit such proceeds to Lessee (after first deducting any Lessor Expense) up to the amount of the Stipulated Loss Value; (8) cause Lessee, at its expense, to promptly assemble any and all Items of Equipment and return the same to Lessor at such place as Lessor may designate in writing; and (9) exercise any other right or remedy available to Lessor under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies, and for reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto. If an Event of Default occurs, Lessee hereby agrees that ten (10) days prior notice to Lessee of (A) any public sale or (B) the time after which a private sale may be negotiated shall be conclusively deemed reasonable and, to the extent permitted by Applicable Law, Lessee waives all rights and defenses with respect to such disposition of the Equipment. None of Lessor's rights or remedies hereunder are intended to be exclusive of, but each shall be cumulative and in addition to any other right or remedy referred to hereunder or otherwise available to Lessor at laiv or in equity, and no express or implied waiver by Lessor of any Event of Default shall constitute a waiver of any other Event of Default or a waiver of any of Lessor's rights.

MISCELLANEOUS TERMS & CONDITIONS

     11. ADDITIONAL MAINTENANCE REQUIREMENTS. Section 13 of the Lease ("Return of Equipment") shall be deleted in its entirety and the following substituted in its place:

     13. RETURN OF EQUIPMENT. (a) Upon the expiration of the Term of any Lease or upon demand by Lessor pursuant to Section 22 hereof, Lessee, at its sole expense, shall return all of the Equipment leased under the Lease by delivering it in a manner consistent with the manufacturer's recommendations and practices to such place or on board such carrier (packed properly and in accordance with the manufacturer's instructions) as Lessor shall specify. Lessee agrees that the Equipment, when returned, shall be free and clear of all Liens, and in the same condition as when delivered to Lessee, reasonable wear and tear excepted. Reasonable wear and tear shall mean that each item of the Equipment has been maintained by Lessee in "Average Saleable Condition" (as hereinafter defined) and that all components of the Equipment have been properly serviced, following the manufacturer's written operating and servicing procedures, such that the Equipment is eligible for a manufacturer's standard, full service maintenance contract without Lessor's incurring any expense to repair or rehabilitate the Equipment. If, in the opinion of Lessor, any item of the Equipment fails to meet the standards set forth in this Section 13, Lessee agrees to pay on demand all costs and expenses incurred in connection with repairing the Equipment, restoring it to such condition so as to meet such standards and assembling and delivering such Item of Equipment pursuant to Lessor's instructions. If Lessee fails to return any Item of Equipment as required hereunder, then, all of Lessee's obligations under this Lease (including, without limitation, Lessee's obligation to pay Rent for such Item of Equipment at the rental then applicable under this Lease) shall continue in full force and effect until such Item of Equipment shall have been returned in the condition required hereunder.

     (b) Lessee shall give Lessor at least one hundred eighty (180) but not more than two hundred seventy (270) days written notice that Lessee is returning the Equipment as provided for above (the "Return Notice") and shall include with such notice, all of the following:

     (i) a detailed inventory of all components of the Equipment including without limitation all of the model and serial numbers of any components;
     (ii) a complete set of current and up to date service and operating manuals for each Item of Equipment;
     (iii) a complete set of current and up to date maintenance logs and other appropriate documentation detailing the Equipment's then current configuration (including a description of all replacements and additions thereto made during the Term of the Lease) and all operating requirements and technical data regarding the setup, use and operation of the Equipment;
     (iv) an in-depth field service report (the "Report") detailing the results of an inspection conducted by a representative of the manufacturer or a qualified equipment maintenance provider acceptable to Lessor certifying that the Equipment has been properly inspected, examined, tested and is operating within the manufacturer's specification and addressing, at a minimum the following areas:
        (A)   comprehensive physical inspection;
        (B)   testing of all material and workmanship of the Equipment; and
        (C) conformation of all Equipment operations to Applicable Law and confirming that the Equipment is otherwise in Average Saleable Condition (as hereinafter defined).
     If the Report discloses that any of the material, workmanship or Equipment does not meet or, does not operate within, the manufacturer's specifications or any Applicable Law, Lessee shall, at its sole expense, take all necessary corrective measures and submit a second Report from the same inspector evidencing that the Equipment has been brought into conformity with the manufacturer's specifications and Applicable Law.

(c) "Average Saleable Condition" shall mean that all of the following minimum standards have been met:

Machine Tool Equipment

     (i) The Equipment has been or will be disassembled according to manufacturer's recommendations and by a licensed rigger/erector specializing in the Equipment, with any transportation devices, such as metal skids, lifting slings, and brackets which were with the machine when it originally arrived, included, and, in addition, all proper blueprinting, mapping, tagging and labeling of each individual part including cables, electrical apparatus and wires have been included, all process fluids and/or any hazardous materials have been removed from the Equipment and disposed of in accordance with Applicable Law.
     (ii) All manuals, maintenance records, log books, plans, drawings and schematics, inspection and overhaul records, operating requirements or other materials pertinent to the Equipment's operation, maintenance, assembly and disassembly have been assembled and are ready to be returned to Lessor.
     (iii) There is no structural or mechanical damage, and all frames, structural members, accessories and attachments are structurally sound without breaks or cracks and in compliance with all federal, state, local and other regulatory requirements.
     (iv) The Equipment is able to perform its required tasks effectively without repair including but not limited to electronic, electrical and mechanical controls, pumps, motors, belts, hoses, pins, bushings, measuring devices, screws, barrels, ways, rams, and clamps, and is operational and in compliance with all Applicable Law and is within manufacturer's design performance characteristics and tolerances.
     (v) The Equipment is clean and rust free, and sumps and tanks are clean and dry.
     (vi) Equipment with predictable or scheduled replacements or overhaul fives has not less than 50% useful life remaining before the next such replacement, overhaul, recalibration or rebuild.
     (vii) All major components and all wear points, including, but not limited to electronic and mechanical controls and pumps, motors, belts, hoses, pins, bushings, measuring devices, screws, barrels, ways, cams, clamps and supports, are within manufacturer's design performance characteristics and tolerances and are capable of performing as originally intended by the manufacturer and in a safe manner.
     (viii) The Equipment is complete, with no missing components or attachments.
     (ix) The Equipment has been lubricated according to the maintenance manual and/or lubrication schedule recommended by the manufacturer, and written records of the lubrication service have been kept, dated, and signed by the appropriate authority.
     (x) All internal fluids, such as lube oil and hydraulic oil, have been filled to operating levels, all filler caps have been secured and all disconnected hoses have been sealed to avoid accidental spillage.

(d) In addition to all other rights of Lessor under the Lease, Lessor shall have the right to attempt to resell or auction the Equipment from Lessee's facility with the Lessee's full cooperation and assistance, for a period commencing with Lessor's receipt of the Return Notice and ending one hundred eighty (180) days after the Initial Term Expiration Date. Lessee agrees to pay the reasonable costs and expenses of such sale or auction (and all storage prior thereto), and agrees that the Equipment shall remain capable of operation during this period. Lessee shall provide adequate electrical power, lighting, heat, water and all other requirements sufficient to allow for normal maintenance and for demonstrations of the Equipment to any potential buyer.

     12. GOVERNING LAW. This Schedule is being delivered in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance without giving effect to any choice of law or conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     13. COUNTERPARTS. This Schedule may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

     14. MORE THAN ONE LESSEE. If more than one person or entity executes this Schedule, or any other Lease Documents executed in connection herewith, as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shall apply both individually and jointly.

     15. RELATIONSHIP TO MASTER LEASE; FURTHER ASSURANCES. This Schedule shall be construed in connection with and as part of this Lease, and all terms contained in the Master Lease are hereby incorporated herein by reference with the same force and effect as if such terms were fully stated herein. By execution of this Schedule, Lessee and Lessor reaffirm all terms of the Master Lease except as they may be modified hereby. To the extent that any of the terms of this Schedule are contrary to or inconsistent with any terms of the Master Lease, the terms of this Schedule shall govern. LESSEE HEREBY CERTIFIES TO LESSOR THAT THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE IN THE MASTER LEASE (INCLUDING, WITHOUT LIMITATION, SECTION 31 THEREOF) ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS SCHEDULE WITH THE SAME EFFECT AS THOUGH MADE ON AND AS OF SUCH DATE. Lessee shall take such additional actions and execute and deliver such additional documents as Lessor shall deem necessary from time to time to effectuate the terms of this Lease.

     16. POWER OF ATTORNEY. LESSEE HEREBY APPOINTS LESSOR OR ITS ASSIGNEE AS ITS TRUE AND LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF LESSEE ALL UCC FINANCING STATEMENTS WHICH IN LESSOR'S SOLE DISCRETION ARE NECESSARY OR PROPER TO SECURE LESSOR'S INTEREST IN THE EQUIPMENT IN ALL APPLICABLE JURISDICTIONS. Lessee hereby ratifies, to the extent permitted by law, all that Lessor shall lawfully and in good faith do or cause to be done by reason of and in compliance with this paragraph.

IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly executed and delivered on the day and year first above written.

Lessor:                                         Lessee:

KEYCORP LEASING,                                AUTOCAM CORPORATION
A DIVISION OF KEY CORPORATE CAPITAL INC.



By: /s/ Linda L. Huff                           By: /s/ Warren A. Veltman
Name: Linda L. Huff                             Name: Warren A. Veltman
Title: Vice President                           Title: Chief Financial Officer

COUNTERPART NO. 1 OF 1 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

                                    Exhibit A

                              EQUIPMENT DESCRIPTION

LESSOR:     KEYCORP LEASING,
            A DIVISION OF KEY CORPORATE CAPITAL INC.

LESSEE:     AUTOCAM CORPORATION

LEASE: Equipment Schedule No. 06 dated as of June 28, 1999 to Master Equipment Lease Agreement Dated as of July 10, 1995

VENDOR:     TORNOS TECHNOLOGIES
            70 POCONO ROAD
            BROOKFIELD, CT 06804

QUANTITY:   DESCRIPTION:                            SERIAL NO.       INVOICE NO.
---------   ------------                            ----------       -----------

   4        TORNOS-BECHLER 8-SPINDLE AUTOMATIC       T.62342          D-218571
            TYPE BS-20.8 WITH STANDARD VOLTAGE       T.62909          D-220702
            440V, 8 SPINDLES. CAPACITY 21MM ROUND    T.61696          D-220701
            BAR, 18MM HEX, 15MM SQUARE W/ ALL        T.61842          D-223655
            STANDARD ACCESSORIES

     EQUIPMENT SCHEDULE NO. 07 dated as of August 23, 1999 (this "Schedule") between KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC. ("Lessor"), and AUTOCAM CORPORATION, a Michigan corporation ("Lessee").

                                  INTRODUCTION:

     Lessor and Lessee have heretofore entered into that certain Master Equipment Lease Agreement dated as of July 10, 1995 (the "Master Lease"; the Master Lease and this Schedule are hereinafter collectively referred to as, this "Lease"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Master Lease. The Master Lease provides for the execution and delivery of a Schedule substantially in the form hereof for the purpose of confirming the acceptance and lease of the Equipment under this Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof and hereof.

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

EQUIPMENT & INVOICING TERMS

1 EQUIPMENT. Pursuant to the terms and conditions of this Lease, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment listed on Exhibit A attached hereto (the "Equipment"). The aggregate Total Cost of such Equipment is $626,915.94.

2 TERM. The Initial Term of this Lease with respect to the Equipment described on this Schedule shall commence on the date on which such Equipment is delivered to Lessee, and, unless earlier terminated as provided herein, shall expire on a date which is ninety six (96) months after the Rent Commencement Date (the "Initial Term Expiration Date").

3 RENT PAYMENT DATES; RENT. Lessee hereby agrees to pay Rent for the Equipment throughout the Initial Term in ninety six (96) consecutive monthly installments payable in arrears on the date which is one (1) month after the Rent Commencement Date and on the same day of each month thereafter (each, a "Rent Payment Date"). Each such installment of Rent shall be in an amount equal to $7,790.45. In addition, Lessee hereby agrees to pay Rent for the period commencing on the Interim Rent Commencement Date (as defined below) and ending on the day before the Rent Commencement Date in an amount equal to $259.68 per day, and agrees that, with respect to the Equipment described on this Schedule, the following modifications are hereby made to the Master Lease: (a) "Rent Commencement Date- shall mean, with respect to an Equipment Group, the first (1st) day of the first month following the date of the Certificate of Acceptance for such Equipment Group, (b) "Interim Rent Commencement Date" shall mean, with respect to an Equipment Group, the date of the Certificate of Acceptance for such Equipment Group, or such later date (prior to the Rent Commencement Date) as determined by Lessor in its sole discretion, (c) Section 6 of the Master Lease ("Ordering Equipment") is hereby amended to delete the term "Rent Commencement Date" and to substitute the term "Interim Rent Commencement Date" in its place and (d) Section 22(a)(9) of the Master Lease ("Events of Default; Remedies") is hereby amended to delete the term "Rent Commencement Date" and to substitute the phrase "Rent Commencement Date or Interim Rent Commencement Date, as the case may be," in its place.

4 EQUIPMENT LOCATION; BILLING ADDRESS. The Equipment described on this Schedule shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the following address: 4070 East Paris Avenue, Kentwood, MI 49512. The billing address of Lessee is as follows:
     AUTOCAM CORPORATION, 4070 East Paris Avenue, Kentwood, MI 49512.

TRANSACTION TYPE TERMS

5    PURCHASE, RENEWAL AND OPTION TERMS.

(a) FMV. With respect to the Equipment described on this Schedule, Section 32 of the Master Lease ("Renewal and Purchase

Options") is hereby deleted in its entirety and the following is substituted in its place:
     So long as no Default or Event of Default shall have occurred and be continuing and Lessee shall have given Lessor at least one hundred eighty
     (180) but not more than two hundred seventy (270) days prior written notice (the "Option Notice"), Lessee shall have the following purchase and renewal options at the expiration of the Initial Term, or any Renewal Term, to:

     (i) purchase all, but not less than all, Items of Equipment for a purchase price (the "Purchase Option Price") equal to the then Fair Market Sale Value thereof; (ii) renew this Lease on a month to month basis at the same Rent payable at the expiration of such Initial Term or Renewal Term, as the case may be; (iii) renew this Lease for a minimum period of not less than twelve (12) consecutive months at the then current Fair Market Rental Value; or (iv) return such Equipment to Lessor pursuant to, and in the condition required by, the Lease. If Lessee fails to give Lessor the Option Notice, Lessee shall be deemed to have chosen option (ii) above.

     Payment of the Purchase Option Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) during such Initial Term and Renewal Term shall be made on the last day of the Initial Term or Renewal Term, as the case may be, in immediately available funds against delivery of a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. LESSOR MAY SPECIFICALLY DISCLAIM ANY SUCH REPRESENTATIONS AND WARRANTIES.

(b) EARLY BUYOUT OPTION. So long as no Default or Event of Default shall have occurred and be continuing, Lessee shall have the option to purchase all, but not less than all, Items of Equipment on the date which is eighty four (84) months after the Rent Commencement Date (the "EBO Date") at a price (the "EBO Price") equal to thirty one and forty six hundredths percent (31.46%) of the Total Cost of the Equipment, plus any applicable sales taxes. For Lessee to exercise its option hereunder, Lessee shall notify Lessor in writing of its desire to effect such option at least ninety (90) days (but not more than one hundred eighty (180) days) prior to the EBO Date. Such notice shall be irrevocable. The EBO Price represents the parties present best estimate of the fair market value of the Equipment on the EBO Date determined by using commercially reasonable methods which are standard in the industry. Payment of the EBO Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) on or before the EBO Date, shall be made on the EBO Date in immediately available funds. Thereafter, upon Lessee's written request, Lessor shall deliver to Lessee a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER. If Lessee shall fail to pay all amounts required to be paid under the Lease on the EBO Date, the Lease shall continue in full force and effect and Lessee agrees to reimburse Lessor for all reasonable costs, expenses and liabilities incurred in connection therewith.

     6. NATURE OF TRANSACTION; TRUE LEASE. (a) It is the express intent of the parties that this Lease constitute a true lease and not a sale of the Equipment Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. To the extent that Article 2A ("Article 2A") of the Uniform Commercial Code ("UCC") applies to the characterization of this Lease, the parties hereby agree that this Lease is a "Finance Lease" as defined therein. Lessee acknowledges: (i) that Lessee has selected the "Supplier" (as defined in the UCC) and has directed Lessor to purchase the Equipment from the Supplier in connection with this Lease, and (ii) that Lessee has been informed in writing in this Lease, before Lessee's execution of this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the Purchase Agreement, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations of them or of remedies. The filing of UCC financing statements pursuant to Section 34 of the Master Lease is precautionary and shall not be deemed to have any effect on the characterization of this Lease. NOTWITHSTANDING THE FOREGOING, LESSOR HAS NOT MADE, AND HEREBY DISCLAIMS ANY ADVICE, REPRESENTATIONS, WARRANTIES AND COVENANTS, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO ANY LEGAL, ECONOMIC, ACCOUNTING, TAX OR OTHER EFFECTS OF THE LEASE AND THE TRANSACTION(S) CONTEMPLATED THEREBY, AND LESSEE HEREBY DISCLAIMS ANY RELIANCE ON ANY SUCH

         WARRANTIES, STATEMENTS OR REPRESENTATIONS MADE BY LESSOR WITH RESPECT THERETO.

     (b) Notwithstanding the express intent of Lessor and Lessee that this agreement constitute a true leage and not a sale of the Equipment, should a court of competent jurisdiction determine that this agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a security interest in the Equipment and all accessions, substitutions and replacements thereto and therefor, and proceeds (cash and non-cash), including, without limitation, insurance proceeds thereof (but without power of sale), to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee, now existing or hereafter created, to Lessee pursuant to this Lease or otherwise. In furtherance of the foregoing, Lessee shall execute and deliver to Lessor, to be filed at Lessee's expense, Uniform Commercial Code financing statements, statements of amendment and statements of continuation as reasonably may be required by Lessor to perfect and maintain perfected such security interest.

     (c) In the event that the Supplier erroneously invoices Lessee for the Equipment, Lessee agrees to forward said invoice to Lessor immediately. Lessee acknowledges that the Equipment is, and shall at all times remain, the property of Lessor, and that Lessee has no right, title or interest therein or thereto except as expressly set forth in this Lease.

     7. TAX INDEMNIFICATION. (a) Lessee acknowledges that Lessor has executed this Lease, and that the Rent payable by Lessee under this Lease has been computed, upon the assumptions that Lessor will (i) be entitled to depreciation or cost recovery deductions ("MACRS Deductions") for Federal income tax purposes under the Modified Accelerated Cost Recovery System provided for in Section 168 of the Internal Revenue Code of 1986, as amended (the "Code"), and depreciation or cost recovery deductions ("State Depreciation Deductions") for state income tax purposes for the Equipment Location, in each case on the basis that (1) each Item of Equipment constitutes 7-year property" within the meaning of Section 168(e) of the Code, (2) the initial tax basis for each Item of Equipment will be equal to the Total Cost, (3) deductions for each Item of Equipment will be computed by using the method specified in Section 168(b)(1) of the Code over the 7-year recovery period described in Section 168(c) of the Code, and (4) the applicable convention for each Item of Equipment under Section 168(d) of the Code is the half-year convention; (ii) be entitled to deductions for Federal income tax purposes (available in the manner and as provided by Section 163 of the Code) for interest payable with respect to any indebtedness incurred by Lessor in connection with any financing by Lessor of any portion of the Total Cost of each Item of Equipment ("Interest Deductions"); and (iii) be subject to tax for each year at a composite Federal and New York corporate income tax rate equal to the then highest marginal rate for corporations provided for under the Code and the laws of New York (the "Highest Marginal Tax Rate"). The MACRS Deductions, State Depreciation Deductions and Interest Deductions are hereinafter collectively referred to as the "Tax Benefits".

     (b) Lessee represents and warrants to Lessor that (i) each Item of Equipment constitutes 7-year property" within the meaning of Section 168(e) of the Code, (ii) Lessee shall not attempt to claim such Tax Benefits, (ift) at and after the time of delivery of the Equipment to Lessee pursuant to this Lease the Lessee shall not claim any ownership or title in and to the Equipment, and (iv) Lessee has not, and will not, at any time after such delivery throughout the Term of this Lease, take any action or omit to take any action (whether or not the same is permitted or required hereunder) which will result in the loss by Lessor of all or any part of such Tax Benefits.

     (c) If, as a result of any act, omission or misrepresentation of Lessee,
(x) the Tax Benefits are lost, disallowed, deferred, eliminated, reduced, recaptured, compromised or otherwise unavailable to Lessor, (y) for Federal, foreign, state or local income tax purposes, any item of income, loss or deduction with respect to any Item of Equipment is treated as derived from, or allocable to, sources outside the United States, or (z) there shall be included in the gross income of Lessor for Federal, state or local income tax purposes any amount on account of any addition, modification, substitution or improvement to or in respect of any Item of Equipment made or paid for by Lessee (any of the foregoing being hereinafter a "Tax Loss"), then, within thirty (30) days of Lessee's receipt of written notice from Lessor that such a Tax Loss has occurred, Lessee shall pay to Lessor an amount which, after deduction therefrom of all taxes to be paid in respect of the receipt thereof, will enable Lessor to receive the same Net Economic Return (as hereinafter defined) that Lessor would have realized on this Lease had such Tax Loss (together with any interest, penalties or additions to tax) not occurred. Any event which, by the terms of this Lease, requires payment by Lessee to Lessor of the Stipulated Loss Value of the Equipment shall not constitute the act of Lessee for purpose of the foregoing sentence.

     (d) As used in this Section, the term "Net Economic Return" shall mean Lessor's net after-tax yield, aggregate after-tax cash flow and return on assets, based on (i) the assumptions used by Lessor in originally calculating Rent and Stipulated Loss Value percentages, including the assumptions set forth above (as such assumptions may have been revised pursuant to the last sentence of this subsection) and (ii) the Highest Marginal Tax Rate actually in effect during each year from the date of such original calculations to the date of such Tax Loss, both dates inclusive. In the event Lessor shall suffer a Tax Loss with respect to which Lessee is required to pay an indemnity hereunder, and the full amount of such indemnity has been paid or provided for hereunder, the aforesaid assumptions, without further act of the parties hereto, shall thereupon be and be deemed to be amended, if and to the extent appropriate, to reflect such Tax Loss.

     (e) For purposes of this Section, the term "Lessor" shall include the entity or entities, if any, with which Lessor consolidates any tax return. Lessee acknowledges that it has neither sought nor received tax advice from Lessor as to the availability to Lessee of any tax benefits with respect to the Equipment. All of Lessor's rights and privileges arising from the indemnities contained in this Lease will survive the expiration or other termination or cancellation of this Lease. Such indemnities are expressly made for the benefit of, and are enforceable by, Lessor and its successors and assigns.

     8. STIPULATED LOSS VALUE, DISCOUNT RATE. (a) The Stipulated Loss Values applicable to the Equipment and this Lease are as set forth on a supplement (the "Stipulated Loss Value Supplement") prepared by Lessor.

     (b) Any provision of this Lease to the contrary notwithstanding, all present value calculations to be made with respect to the Equipment described on this Schedule shall be made using a discount rate equal to three percent (3%).

     9. PERSONAL PROPERTY TAX. Unless otherwise directed in writing by Lessor or required by Applicable Law, Lessee will not list itself as owner of any Item of Equipment for property tax purposes. Upon receipt by Lessee of any property tax bill pertaining to such Item of Equipment from the appropriate taxing authority, Lessee will promptly forward such property tax bill to Lessor. Upon receipt by Lessor of any such property tax bill (whether from Lessee or directly from the taxing authority), Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

     10. MODIFICATIONS TO MASTER LEASE. With respect to the Equipment described on this Schedule, the Master Lease shall be modified as follows:

     (a) Section 31 of the Master Lease ("Representations and Warranties of Lessee"), is hereby amended by adding the following additional representation:

     Lessee has conducted a comprehensive review and assessment of the Lessee's computer applications and made inquiry of the Lessee's key suppliers, vendors and customers with respect to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and based on that review and inquiry, the Lessee does not believe the year 2000 problem wffl result in a material adverse change in the Lessee's business condition (financial or otherwise), operations, properties or prospects, or ability to perform the obligations of Lessee under this Lease.

Conforming Modifications. With respect to the Equipment described on this Schedule, the Master Lease shall be modified as follows:

     (b) (1) The definitions of "Equipment" and "Term" in Section 4 of the Master Lease ("Definitions") are hereby deleted in their entirety and the following definitions are substituted in their place:

     "Equipment " shall mean an item or items of personal property designated from time to time by Lessee which are described on an Equipment Schedule and which are being or will be leased by Lessee pursuant to a Lease, together with all replacement parts, additions and accessories incorporated therein or affixed thereto including, without limitation, any software that is a component or integral part of, or is included or used in connection with, any Item of Equipment, but with respect to such software, only to the extent of Lessor's interest therein, if any.

"Term" shall mean the Initial Term or any Renewal Term, each as defined in
Section 8 hereof, and any Extended Lease Term or Interim Term as defined in an Equipment Schedule.

         (2) All references to the defined term "Late Payment Rate" shall be deemed to be references to the term "Default Rate", and the term "Default Rate" shall mean an annual interest rate equal to the lesser of 18% or the maximum interest rate permitted by Applicable Law.

     (c) The following shall be inserted as the penultimate sentence of Section 11 of the Master Lease ("Use; Alterations"):

     All such alterations, additions, modifications or improvements shall immediately, and without further act, be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder.

     (d) The following shall be inserted as the penultimate sentence of Section 12 of the Master Lease ("Repairs and Maintenance"):

     Upon installation, attachment or incorporation in, on or into such Item of Equipment, such replacement part shall immediately, and without further act, be deemed to constitute an Item of Equipment and be fully subject to this Lease as if originally leased hereunder.

     (e) Section 22 of the Master Lease ("Events of Default") is hereby amended as follows:

     (i) with respect to Section 22(a), the term "Event of Default" shall also mean any of the following which are hereby added as new subparts: (10) Lessee merges or consolidates with any other corporation or entity, or sells, leases or disposes of all or substantially all of its assets without the prior written consent of Lessor; (11) a change in control occurs in Lessee or any Guarantor; or (12) the death or dissolution of Lessee or any Guarantor;

     (ii) with respect to Section 22(b)(4), the word "terminate" is hereby deleted and the words "cancel or terminate" are hereby substituted in its place;

     (iii) with respect to Section 22(b)(5), the existing section is hereby deleted in its entirety and the following is substituted in its place:

         (5) demand that Lessee, and Lessee shall, upon written demand of Lessor and at Lessee's expense forthwith return all Items of Equipment to Lessor in the manner and condition required by Section 13 hereof, provided, however, that Lessee shall remain and be liable to Lessor for any amounts provided for herein or other damages resulting from the Equipment not being in the condition required by Section 12 hereof, and otherwise in accordance with all of the provisions of this Lease, except those provisions relating to periods of notice;

     (iv) with respect to Section 22(b)(6), the word "termination" is hereby deleted and the words "cancellation or termination" are hereby substituted in its place; and
     (v) Beginning with Section 22(b)(7) inclusive, the remainder of Section 22(b) is hereby deleted in its entirety and the following is substituted in its place:










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


     (7) by written notice to Lessee specifying a payment date (the "Remedy Date") demand that Lessee forthwith return all Items of Equipment to Lessor in the manner and condition required by Section 22(b)(5) hereof and, in addition, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Remedy Date, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Rent due prior to the Remedy Date plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Default Rate from the Remedy Date to the date of actual payment): (i) an amount, with respect to an Item of Equipment, equal to the Rent payable for such Item of Equipment for the remainder of the then current Term thereof, after discounting such Rent to present worth as of the Remedy Date on the basis of a per annum rate of discount equal to three percent (3%) from the respective dates upon which such Rent would have been paid had this Lease not been canceled or terminated; or (ii) the Stipulated Loss Value, computed as of the Remedy Date or, if the Remedy Date is not a Rent Payment Date, the Rent Payment Date next following the Remedy Date (provided, however, that, with respect to any proceeds actually received by Lessor for any Item of Equipment returned to or repossessed by Lessor, Lessor agrees that it shall first apply such proceeds to satisfy Lessee's obligation to pay the Stipulated Loss Value or, if Lessor has received payment in full of the Stipulated Loss Value from Lessee, Lessor shall remit such proceeds to Lessee (after first deducting any Lessor Expense) up to the amount of the Stipulated Loss Value; (8) cause Lessee, at its expense, to promptly assemble any and all Items of Equipment and return the same to Lessor at such place as Lessor may designate in writing; and (9) exercise any other right or remedy available to Lessor under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies, and for reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto. If an Event of Default occurs, Lessee hereby agrees that ten (10) days prior notice to Lessee of (A) any public sale or (B) the time after which a private sale may be negotiated shall be conclusively deemed reasonable and, to the extent permitted by Applicable Law, Lessee waives all rights and defenses with respect to such disposition of the Equipment. None of Lessor's rights or remedies hereunder are intended to be exclusive of, but each shall be cumulative and in addition to any other right or remedy referred to hereunder or otherwise available to Lessor at laiv or in equity, and no express or implied waiver by Lessor of any Event of Default shall constitute a waiver of any other Event of Default or a waiver of any of Lessor's rights.

MISCELLANEOUS TERMS & CONDITIONS

     11. ADDITIONAL MAINTENANCE REQUIREMENTS. Section 13 of the Lease ("Return of Equipment") shall be deleted in its entirety and the following substituted in its place:

     13. RETURN OF EQUIPMENT. (a) Upon the expiration of the Term of any Lease or upon demand by Lessor pursuant to Section 22 hereof, Lessee, at its sole expense, shall return all of the Equipment leased under the Lease by delivering it in a manner consistent with the manufacturer's recommendations and practices to such place or on board such carrier (packed properly and in accordance with the manufacturer's instructions) as Lessor shall specify. Lessee agrees that the Equipment, when returned, shall be free and clear of all Liens, and in the same condition as when delivered to Lessee, reasonable wear and tear excepted. Reasonable wear and tear shall mean that each item of the Equipment has been maintained by Lessee in "Average Saleable Condition" (as hereinafter defined) and that all components of the Equipment have been properly serviced, following the manufacturer's written operating and servicing procedures, such that the Equipment is eligible for a manufacturer's standard, full service maintenance contract without Lessor's incurring any expense to repair or rehabilitate the Equipment. If, in the opinion of Lessor, any item of the Equipment fails to meet the standards set forth in this Section 13, Lessee agrees to pay on demand all costs and expenses incurred in connection with repairing the Equipment, restoring it to such condition so as to meet such standards and assembling and delivering such Item of Equipment pursuant to Lessor's instructions. If Lessee fails to return any Item of Equipment as required hereunder, then, all of Lessee's obligations under this Lease (including, without limitation, Lessee's obligation to pay Rent for such Item of Equipment at the rental then applicable under this Lease) shall continue in full force and effect until such Item of Equipment shall have been returned in the condition required hereunder.

(b) Lessee shall give Lessor at least one hundred eighty (180) but not more than two hundred seventy (270) days written notice that Lessee is returning the Equipment as provided for above (the "Return Notice") and shall include with such notice, all of the following:

     (i) a detailed inventory of all components of the Equipment including without limitation all of the model and serial



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


     numbers of any components;

     (ii) a complete set of current and up to date service and operating manuals for each Item of Equipment;

     (iii) a complete set of current and up to date maintenance logs and other appropriate documentation detailing the
     Equipment's then current configuration (including a description of all replacements and additions thereto made during the Term of the Lease) and all operating requirements and technical data regarding the setup, use and operation of the Equipment;

     (iv) an in-depth field service report (the "Report") detailing the results of an inspection conducted by a representative of the manufacturer or a qualified equipment maintenance provider acceptable to Lessor certifying that the Equipment has been properly inspected, examined, tested and is operating within the manufacturer's specification and addressing, at a minimum the following areas:
        (D)    comprehensive physical inspection;
        (E)    testing of all material and workmanship of the Equipment; and
        (F) conformation of all Equipment operations to Applicable Law and confirming that the Equipment is otherwise in Average Saleable Condition (as hereinafter defined).
     If the Report discloses that any of the material, workmanship or Equipment does not meet or, does not operate within, the manufacturer's specifications or any Applicable Law, Lessee shall, at its sole expense, take all necessary corrective measures and submit a second Report from the same inspector evidencing that the Equipment has been brought into conformity with the manufacturer's specifications and Applicable Law.

(c) "Average Saleable Condition" shall mean that all of the following minimum standards have been met:

Machine Tool Equipment

     (xi) The Equipment has been or will be disassembled according to manufacturer's recommendations and by a licensed rigger/erector specializing in the Equipment, with any transportation devices, such as metal skids, lifting slings, and brackets which were with the machine when it originally arrived, included, and, in addition, all proper blueprinting, mapping, tagging and labeling of each individual part including cables, electrical apparatus and wires have been included, all process fluids and/or any hazardous materials have been removed from the Equipment and disposed of in accordance with Applicable Law.
     (xii) All manuals, maintenance records, log books, plans, drawings and schematics, inspection and overhaul records, operating requirements or other materials pertinent to the Equipment's operation, maintenance, assembly and disassembly have been assembled and are ready to be returned to Lessor.
     (xiii) There is no structural or mechanical damage, and all frames, structural members, accessories and attachments are structurally sound without breaks or cracks and in compliance with all federal, state, local and other regulatory requirements.
     (xiv) The Equipment is able to perform its required tasks effectively without repair including but not limited to electronic, electrical and mechanical controls, pumps, motors, belts, hoses, pins, bushings, measuring devices, screws, barrels, ways, rams, and clamps, and is operational and in compliance with all Applicable Law and is within manufacturer's design performance characteristics and tolerances.
     (xv) The Equipment is clean and rust free, and sumps and tanks are clean and dry.
     (xvi) Equipment with predictable or scheduled replacements or overhaul fives has not less than 50% useful life remaining before the next such replacement, overhaul, recalibration or rebuild.
     (xvii) All major components and all wear points, including, but not limited to electronic and mechanical controls and pumps, motors, belts, hoses, pins, bushings, measuring devices, screws, barrels, ways, cams, clamps and supports, are within manufacturer's design performance characteristics and tolerances and are capable of performing as originally intended by the manufacturer and in a safe manner.
     (xviii) The Equipment is complete, with no missing components or attachments.
     (xix) The Equipment has been lubricated according to the maintenance manual and/or lubrication schedule recommended by the manufacturer, and written records of the lubrication service have been kept, dated, and signed by the appropriate authority.
     (xx) All internal fluids, such as lube oil and hydraulic oil, have been filled to operating levels, all filler caps have been secured and all disconnected hoses have been sealed to avoid accidental spillage.

(d) In addition to all other rights of Lessor under the Lease, Lessor shall have the right to attempt to resell or auction the Equipment from Lessee's facility with the Lessee's full cooperation and assistance, for a period commencing with Lessor's receipt of the Return Notice and ending one hundred eighty (180) days after the Initial Term Expiration Date. Lessee agrees to pay the reasonable costs and expenses of such sale or auction (and all storage prior thereto), and agrees that the Equipment shall remain capable of operation during this period. Lessee shall provide adequate electrical power, lighting, heat, water and all other requirements sufficient to allow for normal maintenance and for demonstrations of the Equipment to any potential buyer.

     12. GOVERNING LAW. This Schedule is being delivered in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance without giving effect to any choice of law or conflict of laws provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     13. COUNTERPARTS. This Schedule may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

     14. MORE THAN ONE LESSEE. If more than one person or entity executes this Schedule, or any other Lease Documents executed in connection herewith, as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shall apply both individually and jointly.

     15. RELATIONSHIP TO MASTER LEASE; FURTHER ASSURANCES. This Schedule shall be construed in connection with and as part of this Lease, and all terms contained in the Master Lease are hereby incorporated herein by reference with the same force and effect as if such terms were fully stated herein. By execution of this Schedule, Lessee and Lessor reaffirm all terms of the Master Lease except as they may be modified hereby. To the extent that any of the terms of this Schedule are contrary to or inconsistent with any terms of the Master Lease, the terms of this Schedule shall govern. LESSEE HEREBY CERTIFIES TO LESSOR THAT THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE IN THE MASTER LEASE (INCLUDING, WITHOUT LIMITATION, SECTION 31 THEREOF) ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS SCHEDULE WITH THE SAME EFFECT AS THOUGH MADE ON AND AS OF SUCH DATE. Lessee shall take such additional actions and execute and deliver such additional documents as Lessor shall deem necessary from time to time to effectuate the terms of this Lease.

     16. POWER OF ATTORNEY. LESSEE HEREBY APPOINTS LESSOR OR ITS ASSIGNEE AS ITS TRUE AND LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF LESSEE ALL UCC FINANCING STATEMENTS WHICH IN LESSOR'S SOLE DISCRETION ARE NECESSARY OR PROPER TO SECURE LESSOR'S INTEREST IN THE EQUIPMENT IN ALL APPLICABLE JURISDICTIONS. Lessee hereby ratifies, to the extent permitted by law, all that Lessor shall lawfully and in good faith do or cause to be done by reason of and in compliance with this paragraph.

IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly executed and delivered on the day and year first above written.

Lessor:                                         Lessee:

KEYCORP LEASING,                                AUTOCAM CORPORATION
A DIVISION OF KEY CORPORATE CAPITAL INC.



By: /s/ Kelly M. Reale                          By: /s/ Warren A. Veltman
Name: Kelly M. Reale                            Name: Warren A. Veltman
Title: Regional Business Unit Manager           Title: Chief Financial Officer

COUNTERPART NO. 1 OF 1 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY

COUNTERPART OTHER THAN COUNTERPART NO. 1.

                                    Exhibit A

                              EQUIPMENT DESCRIPTION

LESSOR:     KEYCORP LEASING,
            A DIVISION OF KEY CORPORATE CAPITAL INC.

LESSEE:     AUTOCAM CORPORATION

LEASE: Equipment Schedule No. 07 dated as of August 23, 1999 to Master Equipment Lease Agreement Dated as of July 10, 1995

VENDOR:     MIKRON
            P.O. BOX 267
            MONROE, CT 06468

QUANTITY:   DESCRIPTION:                           SERIAL NO.        INVOICE NO.
---------   ------------                           ----------        -----------

   1        MIKRON CX-24 ROTARY TRANSFER            KA0039M            171829
            MACHINE